UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 27, 2021

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)    On August 30, 2021, Teledyne Technologies Incorporated ("Teledyne") announced that Aldo Pichelli, Teledyne's President and Chief Executive Officer, would retire on December 31, 2021, and that Robert Mehrabian, currently Teledyne's Executive Chairman, would resume his role as Chairman, President and Chief Executive Officer of Teledyne, effective as of October 15, 2021.

Teledyne also announced that effective as of October 15, 2021, Jason VanWees, currently Teledyne's Executive Vice President, would assume the office of Vice Chairman, with management oversight responsibility for strategy, mergers and acquisitions, investor relations and margin improvement, and that George C. Bobb, III, currently Teledyne's Vice President and President of Teledyne's Aerospace and Defense Electronics segment, would assume the title of Senior Vice President, with management oversight responsibility for the Aerospace and Defense Electronics segment, the Marine Instrumentation Group, Teledyne Scientific & Imaging LLC, and the information technology function.

Teledyne previously announced on May 14, 2021, in connection with the acquisition by Teledyne of FLIR Systems, Inc., that Edwin Roks, President of Teledyne's Digital Imaging segment, was promoted to Executive Vice President of Teledyne.

A copy of the press release announcing the foregoing management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(e) On August 27, 2021, the Personnel and Compensation Committee of Teledyne’s Board of Directors (the "Committee") took the following actions with respect to the compensation of the Named Executive Officers identified in Teledyne’s 2021 Proxy Statement:

1.    Robert Mehrabian, Executive Chairman (Chairman, President and Chief Executive Officer effective October 15, 2021):

Effective October 15, 2021, Dr. Mehrabian's annual base salary will increase from $900,000 to $1,100,000, his Annual Incentive Plan (AIP) target as a percentage of base salary will increase from 120% to 150% (to be prorated for 2021), his Performance Plan target as a percentage of base salary will increase from 100% to 160% (to be prorated for the 2021-2023 performance cycle), the percentage of base salary used to calculate his Restricted Stock Award will increase from 100% to 160% (beginning with awards granted in 2022), and the fair value of his annual stock option grant will increase from $900,000 to $1,760,000 (beginning with awards granted in 2022).

In addition, the Committee granted to Dr. Mehrabian a one-time stock option award, to be issued on October 15, 2021, having a fair value equal to $860,000, with an exercise price equal to the closing price of Teledyne common stock on October 15, 2021.

On August 27, 2021, Teledyne and Dr. Mehrabian entered into a Seventh Amended and Restated Employment Agreement, memorializing the changes in his title and compensation discussed above. A copy of the Seventh Amended and Restated Employment Agreement with Dr. Mehrabian is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2.    Jason VanWees, Executive Vice President (Vice Chairman effective October 15, 2021)

Effective October 15, 2021, Mr. VanWees' annual base salary will increase from $448,800 to $535,000, his AIP target as a percentage of base salary will increase from 75% to 80% (to be prorated for 2021), his Performance Plan target as a percentage of base salary will increase from 41.7% to 45% (to be prorated for the 2021-2023 performance cycle), and the fair value of his annual stock option grant will increase from $726,600 to $800,000 (beginning with awards granted in 2022).

In addition, the Committee granted to Mr. VanWees a one-time stock option award, to be issued on October 15, 2021, having a fair value equal to $73,400, with an exercise price equal to the closing price of Teledyne common stock on October 15, 2021.

3.    Susan L. Main, Senior Vice President and Chief Financial Officer

Effective October 15, 2021, Ms. Main's annual base salary will increase from $479,000 to $530,000, her AIP target as a percentage of base salary will increase from 75% to 80% (to be prorated for 2021), her Performance Plan target as a percentage of base salary will increase from 41.7% to 45% (to be prorated for the 2021-2023 performance cycle), and the fair value of her annual stock option grant will increase from $726,600 to $800,000 (beginning with awards granted in 2022).

In addition, the Committee granted to Ms. Main a one-time stock option award, to be issued on October 15, 2021, having a fair value equal to $73,400, with an exercise price equal to the closing price of Teledyne common stock on October 15, 2021.

4.    Melanie S. Cibik, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Effective October 15, 2021, Miss Cibik's annual base salary will increase from $437,300 to $480,000, her AIP target as a percentage of base salary will increase from 60% to 75% (to be prorated for 2021) and her Performance Plan target as a percentage of base salary will increase from 41.7% to 45% (to be prorated for the 2021-2023 performance cycle).

In making the compensation adjustments described above, the Committee considered general industry and industry peer compensation information provided by independent compensation consultants, executive performance, promotions and increased responsibilities, including with respect to Teledyne's recent acquisition of FLIR Systems, Inc., and other factors.

Also on August 27, 2021, Teledyne and Mr. Pichelli entered into Amendment Number 2 to Mr. Pichelli's Employment Agreement, pursuant to which Mr. Pichelli agreed to relinquish his title of President and Chief Executive Officer effective October 15, 2021, and confirmation that he agreed to forego an annual option grant for 2021. A copy of Amendment Number 2 to Mr. Pichelli's Employment Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2021, the Board adopted the Third Amended and Restated Bylaws of Teledyne Technologies Incorporated (the “Amended Bylaws”), which reflect an amendment to Section 3 of Article IV of Teledyne’s existing Second Amended and Restated Bylaws to provide that the position of Vice Chairman may be held by an officer who is not a director of the Corporation. The Amended Bylaws became effective immediately.

The foregoing summary of the Amended Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Third Amended and Restated Bylaws of Teledyne Technologies Incorporated
Exhibit 10.1	Seventh Amended and Restated Employment Agreement dated as of August 27, 2021, by and between Teledyne Technologies Incorporated and Robert Mehrabian †
Exhibit 10.2	Amendment Number 2 to Employment Agreement dated as of August 27, 2021, by and between Teledyne Technologies Incorporated and Aldo Pichelli †
Exhibit 99.1	Press Release dated August 30, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

†    Denotes management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: August 30, 2021